     THIRD AMENDMENT, CONSENT AND WAIVER, dated as of May 22, 1997 (this "Amendment, Consent and Waiver"), to the Credit Agreement, dated as of August
 ------------------------------
13, 1996 (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among PIERCE LEAHY CORP., a New York
                   ----------------
corporation (the "Company"), PIERCE LEAHY COMMAND COMPANY, a company organized
                  -------
and existing under the laws of the Province of Nova Scotia (the "Canadian
                                                                 --------
Borrower" and, together with the Company, the "Borrowers"), the several banks
--------                                       ---------
and other financial institutions from time to time parties thereto (the

"Lenders"), Canadian Imperial Bank of Commerce, New York Agency, as US
 -------
Administrative Agent for the US$ Lenders thereunder, and Canadian Imperial Bank of Commerce, as Canadian Administrative Agent for the C$ Lenders thereunder.


                             W I T N E S S E T H :
                             - - - - - - - - - -


     WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make certain loans and other extensions of credit to the Borrowers; and

     WHEREAS, the Borrowers have requested, and, upon this Amendment, Consent and Waiver becoming effective, the Required Lenders have agreed, that certain provisions of the Credit Agreement be amended, and that certain non-compliances with the provisions of the Credit Agreement be consented to and waived, all in the manner provided for in this Amendment, Consent and Waiver;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     I.   Defined Terms.  Terms defined in the Credit Agreement and used herein
          -------------
shall have the meanings given to them in the Credit Agreement.

     II.  Amendment to Subsection 8.10(a) of the Credit Agreement.  Subsection
          -------------------------------------------------------
8.10(a) of the Credit Agreement is hereby amended by deleting the table appearing at the end of said paragraph and substituting in lieu thereof the following table:

---------------------------------------------------------------------------
"Period                                                           Ratio
 ------                                                           -----
------------------------------------------------------------  -------------

From and including the Closing Date through March 30, 1998    6.25 to 1.00

From and including March 31, 1998 through June 29, 1998       6.00 to 1.00

From and including June 30, 1998 through June 30, 1999        5.75 to 1.00
From and including July 1, 1999 and thereafter                5.50 to 1.00"
---------------------------------------------------------------------------

     III.     Consent.  The Required Lenders hereby consent, in accordance with
              -------
paragraph (e)(i) of the proviso contained in the definition of "Permitted Acquisition" in Section 1.1 of the Credit Agreement, to the acquisitions of (i) Austin File Room, Inc., (ii) Nuway Storage and (iii) the remaining 60% partnership interest in Knott Pierce Limited Partnership, respectively, on the terms and conditions set forth in Schedule I to this Amendment, Consent and Waiver, notwithstanding that the aggregate amount of the proceeds of Acquisition Loans made in the 1997 fiscal year of the Company that are used to fund Permitted Acquisitions shall exceed US$65,000,000.

     IV.      Waiver.  The Required Lenders hereby waive any Default or Event of
              ------
Default under the Credit Agreement resulting from the Company's incurrence of mortgage Indebtedness in the principal amount of approximately US$4.3 million on the Travelers Corporation Building Archives in Windsor, Connecticut.

     V.       Conditions to Effectiveness. This Amendment, Consent and Waiver
              ---------------------------
shall become effective on the date (the "Amendment, Consent and Waiver Effective
                                         ---------------------------------------
Date") upon which the Borrowers, each of the Guarantors, the US Administrative
----
Agent and each of the Required Lenders shall have executed and delivered to the US Administrative Agent this Amendment, Consent and Waiver.

     VI.      General.
              -------

     1.       Representations and Warranties.  To induce the US Administrative
              ------------------------------
Agent and the Lenders parties hereto to enter into this Amendment, Consent and Waiver, the Company hereby represents and warrants to the US Administrative Agent and each of the Lenders as of the Amendment, Consent and Waiver Effective Date that the representations and warranties made by the Company in the Loan Documents are true and correct in all material respects on and as of the Amendment, Consent and Waiver Effective Date, before and after giving effect to the effectiveness of this Amendment, Consent and Waiver, as if made on and as of the Amendment, Consent and Waiver Effective Date.

     2.       Payment of Expenses.  The Company agrees to pay or reimburse the
              -------------------
US Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, Consent and Waiver, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the US Administrative Agent.

     3.       No Other Amendments, Consents and Waivers; Confirmation.  Except
              -------------------------------------------------------
as expressly amended, modified and supplemented hereby, the provisions of the Credit Agreement and the other Loan Documents are and shall remain in full force and effect.

     4.      Governing Law; Counterparts.
             ---------------------------

     (a) This Amendment, Consent and Waiver and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York.

     (b) This Amendment, Consent and Waiver may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Amendment, Consent and Waiver signed by all the parties shall be lodged with each of the Company and the US Administrative Agent. This Amendment, Consent and Waiver may be delivered by facsimile transmission of the relevant signature pages hereof.

               IN WITNESS WHEREOF, the parties hereto have caused this Amendment, Consent and Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                              PIERCE LEAHY CORP.

                              By:
                                 -------------------------------------
                                Title:


                              PIERCE LEAHY COMMAND COMPANY

                              By:
                                 -------------------------------------
                                Title:


                              CANADIAN IMPERIAL BANK OF COMMERCE,
                              NEW YORK AGENCY,
                              as US Administrative Agent and as a Lender

                              By:
                                 -------------------------------------
                                Title:  Director, CIBC Wood Gundy Securities
                                         Corp., AS AGENT

                              BANK OF IRELAND GRAND CAYMAN
                              as a Lender

                              By:
                                 -------------------------------------
                                Title:


                              CREDIT LYONNAIS NEW YORK BRANCH
                              as a Lender

                              By:

                                 -------------------------------------
                                Title:


                              FLEET NATIONAL BANK
                              as a Lender

                              By:

                                 -------------------------------------
                                 Title:

                              THE FIRST NATIONAL BANK OF MARYLAND
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              HELLER FINANCIAL
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              STATE STREET BANK AND TRUST COMPANY
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:


                              THE BANK OF NEW YORK
                              as a Lender

                              By:
                                 -------------------------------------
                                 Title:

                          ACKNOWLEDGEMENT AND CONSENT

          Each of the undersigned, as a Guarantor under that certain US Global Guarantee and Security Agreement, dated as of August 13, 1996, made by each of such Guarantors in favor of the US Administrative Agent, hereby acknowledges and consents to the execution and delivery of this Third Amendment, Consent and Waiver to which this Acknowledgment and Consent is attached and hereby reaffirms its obligations as a Guarantor under said US Global Guarantee and Security Agreement.


                              PIERCE LEAHY CORP.


                              By:
                                 -------------------------------------
                                 Title:


                              PLC COMMAND I, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              PLC COMMAND II, INC.


                              By:
                                 -------------------------------------
                                 Title:


                              PLC COMMAND I, L.P.
                              By PLC Command I, Inc., as its general partner

                              By:
                                 -------------------------------------
                                 Title:

                              PLC COMMAND II, L.P.
                              By PLC Command II, Inc., as its general partner

                              By:
                                 -------------------------------------
                                 Title: